UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒      Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

ENVIRI CORPORATION

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Online Go to www.envisionreports.com/NVRI or scan the QR code - login details are located in the shaded bar below. Stockholder Meeting Notice Important Notice Regarding the Availability of Proxy Materials for the Annual Stockholder Meeting to be Held on April 24, 2025 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders' meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Form 10-K, Notice of the 2025 Annual Meeting of Stockholders and Proxy Statement, and CEO Letter to stockholders are available at: www.envisionreports.com/NVRI Easy Online Access - View your proxy materials and vote. Step 1: Go to www.envisionreports.com/NVRI Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials - If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before April 14, 2025 to facilitate timely delivery. 2 NOT 043UUD

Stockholder Meeting Notice The 2025 Annual Meeting of Stockholders of Enviri Corporation will be held on Thursday, April 24, 2025 at 9:00 a.m. Eastern Time, virtually via the Internet at https://meetnow.global/MTYYVCA. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. Proposals to be voted on at the meeting are listed below along with the Board of Directors' recommendations. The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2-6: 1. Election of Directors: 01 - J. F. Earl 02 - N. C. Fanandakis 03 - F. N. Grasberger III 04 - C. I. Haznedar 05 - T. M. Laurion 06 - R. M. O'Mara 07 - E. M. Purvis, Jr. 08 - J. S. Quinn 2. Ratification of the appointment of Deloitte & Touche LLP as independent auditors for the fiscal year ending December 31, 2025. 3. Vote, on an advisory basis, to approve named executive officer compensation. 4. Vote on Amendment No. 5 to the 2013 Equity and Incentive Compensation Plan. 5. Vote on Amendment No. 3 to the 2016 Non-Employee Directors' Long-Term Equity Compensation Plan. 6. Vote on Amendment to the Certificate of Incorporation to limit the liability of certain officers in accordance with recent Delaware law amendments. PLEASE NOTE - YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. Here's how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. - Internet - Go to www.envisionreports.com/NVRI. Click Cast Your Vote or Request Materials. - Phone - Call us free of charge at 1-866-641-4276. - Email - Send an email to investorvote@computershare.com with "Proxy Materials Enviri Corporation" in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by April 14, 2025.